EEOC FORM 131 (5/01)

# U.S. Equal Employment Opportunity Commission

| | |
|---|---|
| Robert L. Chapman, Jr., President<br>EDCI HOLDINGS, INC., EDCI, ENTERTAINMENT DISTRIBUTION CO.<br>9999 E. 121st Street<br>Fishers, IN 46037 | PERSON FILING CHARGE<br>**Michael Klinger**<br>THIS PERSON *(check one or both)*<br>[X] Claims To Be Aggrieved<br>[ ] Is Filing on Behalf of Other(s)<br>EEOC CHARGE NO.<br>**470-2009-02372** |

## NOTICE OF CHARGE OF DISCRIMINATION

*(See the enclosed for additional information)*

This is notice that a charge of employment discrimination has been filed against your organization under:

- [ ] Title VII of the Civil Rights Act
- [ ] The Americans with Disabilities Act
- [X] The Age Discrimination in Employment Act
- [ ] The Equal Pay Act

The boxes checked below apply to our handling of this charge:

1. [ ] No action is required by you at this time.
2. [ ] Please call the EEOC Representative listed below concerning the further handling of this charge.
3. [X] Please provide by **13-MAY-09** a statement of your position on the issues covered by this charge, with copies of any supporting documentation to the EEOC Representative listed below. Your response will be placed in the file and considered as we investigate the charge. A prompt response to this request will make it easier to conclude our investigation.
4. [ ] Please respond fully by to the enclosed request for information and send your response to the EEOC Representative listed below. Your response will be placed in the file and considered as we investigate the charge. A prompt response to this request will make it easier to conclude our investigation.
5. [ ] EEOC has a Mediation program that gives parties an opportunity to resolve the issues of a charge without extensive investigation or expenditure of resources. If you would like to participate, please say so on the enclosed form and respond by
   to
   If you DO NOT wish to try Mediation, you must respond to any request(s) made above by the date(s) specified there.

For further inquiry on this matter, please use the charge number shown above. Your position statement, your response to our request for information, or any inquiry you may have should be directed to:

**Marlea J. Applegate,**
**Acting Supervisor**
*EEOC Representative*

*Telephone* **(317) 226-5889**

**Indianapolis District Office**
**101 West Ohio St**
**Suite 1900**
**Indianapolis, IN 46204**

Enclosure(s): [X] Copy of Charge

CIRCUMSTANCES OF ALLEGED DISCRIMINATION

[ ] RACE [ ] COLOR [ ] SEX [ ] RELIGION [ ] NATIONAL ORIGIN [X] AGE [ ] DISABILITY [ ] RETALIATION [ ] OTHER

**See enclosed copy of charge of discrimination.**

| Date | Name / Title of Authorized Official | Signature |
|---|---|---|
| **April 29, 2009** | **Danny G. Harter,**<br>**Director** | Danny G. Harter |

# INFORMATION ON CHARGES OF DISCRIMINATION

## EEOC RULES AND REGULATIONS

Section 1601.15 of EEOC's regulations provides that persons or organizations charged with employment discrimination may submit a statement of position or evidence regarding the issues covered by this charge.

EEOC's recordkeeping and reporting requirements are found at Title 29, Code of Federal Regulations (29 CFR): 29 CFR Part 1602 (see particularly Sec. 1602.14 below) for Title VII and the ADA; 29 CFR Part 1620 for the EPA; and 29 CFR Part 1627, for the ADEA. These regulations generally require respondents to preserve payroll and personnel records relevant to a charge of discrimination until disposition of the charge or litigation relating to the charge. (For ADEA charges, this notice is the written requirement described in Part 1627, Sec. 1627.3(b)(3), .4(a)(2) or .5(c), for respondents to preserve records relevant to the charge – the records to be retained, and for how long, are as described in Sec. 1602.14, as set out below). Parts 1602, 1620 and 1627 also prescribe record retention periods – generally, three years for basic payroll records and one year for personnel records. Questions about retention periods and the types of records to be retained should be resolved by referring to the regulations.

**Section 1602.14 Preservation of records made or kept.** .... Where a charge ... has been filed, or an action brought by the Commission or the Attorney General, against an employer under Title VII or the ADA, the respondent ... shall preserve all personnel records relevant to the charge or the action until final disposition of the charge or action. The term *personnel records relevant to the charge*, for example, would include personnel or employment records relating to the aggrieved person and to all other aggrieved employees holding positions similar to that held or sought by the aggrieved person and application forms or test papers completed by an unsuccessful applicant and by all other candidates or the same position as that for which the aggrieved person applied and was rejected. The date of *final disposition of the charge or the action* means the date of expiration of the statutory period within which the aggrieved person may bring [a lawsuit] or, where an action is brought against an employer either by the aggrieved person, the Commission, or the Attorney General, the date on which such litigation is terminated.

## NOTICE OF NON-RETALIATION REQUIREMENTS

Section 704(a) of Title VII, Section 4(d) of the ADEA, and Section 503(a) of the ADA provide that it is an unlawful employment practice for an employer to discriminate against present or former employees or job applicants, for an employment agency to discriminate against any individual, or for a union to discriminate against its members or applicants for membership, because they have opposed any practice made an unlawful employment practice by the statutes, or because they have made a charge, testified, assisted, or participated in any manner in an investigation, proceeding, or hearing under the statutes. The Equal Pay Act contains similar provisions. Additionally, Section 503(b) of the ADA prohibits coercion, intimidation, threats, or interference with anyone because they have exercised or enjoyed, or aided or encouraged others in their exercise or enjoyment, of rights under the Act.

Persons filing charges of discrimination are advised of these Non-Retaliation Requirements and are instructed to notify EEOC if any attempt at retaliation is made. Please note that the Civil Rights Act of 1991 provides substantial additional monetary provisions to remedy instances of retaliation or other discrimination, including, for example, to remedy the emotional harm caused by on-the-job harassment.

## NOTICE REGARDING REPRESENTATION BY ATTORNEYS

Although you do not have to be represented by an attorney while we handle this charge, you have a right, and may wish to retain an attorney to represent you. If you do retain an attorney, please give us your attorney's name, address and phone number, and ask your attorney to write us confirming such representation.

# CHARGE OF DISCRIMINATION

This form is affected by the Privacy Act of 1974: See Privacy Act Statement before completing this form.

AGENCY: [ ] FEPA [✓] EEOC

CHARGE NUMBER: 490-2009-02372

_______________________________________________ And EEOC
State or local Agency, if any

| NAME (Indicate Mr. Ms., Mrs.) | HOME TELEPHONE (Including Area Code) |
|---|---|
| Michael Klinger | 317-984-9424 |

| STREET ADDRESS | CITY, STATE AND ZIP CODE | DATE OF BIRTH |
|---|---|---|
| 24420 Crooked Creek Road, Cicero, IN 46034 | | 5/9759 |

NAMED IS THE EMPLOYER, LABOR ORGANIZATION, EMPLOYMENT AGENCY, APPRENTICESHIP COMMITTEE, STATE OR LOCAL GOVERMNET AGENCY WHO DISCRIMINATED AGAINST ME. (If more than one list below.)

| NAME | NUMBER OF EMPLOYEES, MEMBERS | TELEPHONE (Include Area Code) |
|---|---|---|
| EDCI Holdings, Inc., EDCI, Entertainment Distribution Company, LLC and Entertainment Distribution (USA) LLC | 500+ | 317-596-0410 |

| STREET ADDRESS | CITY, STATE AND ZIP CODE | COUNTY |
|---|---|---|
| 9999 E. 121st Street, Fishers, Indiana 46037 | | Hamilton |

CAUSE OF DISCRIMINATION BASED ON (Check appropriate box(es))

[ ] RACE [ ] COLOR [ ] SEX [ ] RELIGION [X] AGE

[X] RETALIATION [ ] NATIONAL ORIGIN [ ] DISABILITY [ ] OTHER

DATE DISCRIMINATION TOOK PLACE

| EARLIEST | LATEST |
|---|---|
| January 2009 | Present |

[X] CONTINUING ACTION

EQUAL EMPLOYMENT OPPORTUNITY COMMISSION — INDIANAPOLIS DISTRICT OFFICE — APR 23 2009 — RECEIVED

THE PARTICULARS ARE (If additional paper is needed, attach extra sheet(s)): I was employed by and an officer of EDCI Holdings, Inc., EDCI, Entertainment Distribution Company, LLC, and Entertainment Distribution (USA) LLC ("Company") and their predecessor companies for approximately twenty years. On September 19, 2008, I was promoted to Chief Financial Officer. On October 3, 2008, I signed a contract with the company, which provides for payment of significant severance pay and benefits to me in the event of a separation from employment initiated by me with defined "good reason" or initiated by the company without defined "just cause." In early January 2009, the company fired and replaced the President of EDC LLC, and the Interim President and Chief Executive Officer of EDCI Holdings, Inc. was replaced by President, Robert L. Chapman, Jr. I began reporting to Mr. Chapman on or about January 8, 2009. Soon thereafter, Mr. Chapman began to curtail my responsibilities and duties, exclude me from meetings and decision-making, and limit my communications with bankers, outside auditors, and investors. On March 24, 2009, Mr. Chapman reorganized the Office of Chief Financial Officer without my input or consent. As part of this reorganization, Mr. Chapman took important responsibilities away from me and assigned them to my subordinate employees.

In recent months, I have complained to the person responsible for human resources functions at the company that the company is obviously getting rid of all of the older and higher paid employees. I have articulated this complaint repeatedly and to multiple management level employees of the company.

On April 13, 2009, I provided the company's Board of Directors with written notice of my intent to separate from employment for "good reason" as defined in my contract. The following day, the company terminated my employment, ostensibly for "just cause." Since April 14, 2009, the company has withheld payment of severance pay and benefits due and owing to me under my contract. The company effectively replaced me with a twenty-eight year old former subordinate employee of mine. My termination is part of a recent pattern whereby the company has terminated older employees with contractual rights to severance pay and benefits, but has wrongfully withheld payment of severance pay and benefits to those older employees. While the company has been firing older workers and withholding severance pay and benefits, younger workers subject to termination have received severance pay and benefits.

I believe that I have been discriminated against and retaliated against in the terms and conditions of my employment, and in the withholding of severance pay and benefits, because of my age and my complaints of age discrimination in violation of the Age Discrimination in Employment Act.

I want this charged filed with both the EEOC and the State or local Agency, if any. I will advise the agencies if I change my address or telephone number and I will cooperate fully with them in the processing of my charge in accordance with their procedures.

NOTARY – Kari L. Lukasik

Subscribed and sworn to before me this 23 day of 4, 2009

I declare under the penalty of perjury that the foregoing is true and correct.

I swear or affirm that I have read the above charge and this it is true to the best of my knowledge, information and belief.

SIGNATURE OF COMPLAINANT [signature]

Kari L. Lukasik
Notary Public Seal State of Indiana
Marion County
My Commission Expires 01/20/2013

Date: 4/23/09 Charging Party Signature [signature]

Attorney for Complainant
Kathleen A. DeLaney
DELANEY & DELANEY LLC
3646 N. Washington Blvd.
Indianapolis, IN 46205
(317) 920-0400

# WHAT A POSITION STATEMENT SHOULD INCLUDE

## I. General Information

1. Name and address of the organization

   A. State the correct name and address of the specific installation/facility charged. If the address includes a box number, give a street address as well.

2. Representative of the organization

   A. State the name, title, business address, and business telephone number of the person with or through whom there should be communications relating to this matter.

3. Kind of business

   A. Briefly identify the primary function of the establishment charged, i.e., *Automobile Assembly, Retail Sales of Men's Clothing, Banking and Trust Services,* etc.

4. Number of employees

   A. State the number of persons (including supervisors and managers) employees at the specific installation/facility charged and by the organization as a whole on the most recent payroll date. If the total number of employees is more than 50, approximations are acceptable.

## II. Response to the Charge

The Equal Employment Opportunity Commission is an objective fact-finding agency. We have heard what the Charging Party has to say about what happened, and why the Charging Party believes it happened. Now we want to hear your side of the story. Please provide the following information:

1. A statement of your position on each allegation contained in the charge, including a copy of any document(s) or record(s) that supports your position.

2. Submit applicable policies/procedures.

3. Identify official(s) who made decisions or took action relating to the matter(s) raised in the charge.

4. Be specific about date(s), action(s), and location(s) applicable to this case.

5. Inform the EEOC if the matter has been resolved (or can be easily resolved).